DRAFT


BlackRock Asset Investors
(In Liquidation)
--------------------------------------------------------------------------------
Annual Report
December 31, 1997

BlackRock Asset Investors (In Liquidation)
Consolidated Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

              Name of Issuer
            and Title of Issue                                              Par (000)       Value
            ------------------                                              ---------       -----
Residential and Commercial Mortgage Pass-Through
    Certificates - 9.0%
     BCF L.L.C. Series 1996 - C2 Class A - Interest Only                     23,338    $     198,712
     BCF L.L.C. Series 1996 - C2 Class B - Interest Only                      7,646          108,477
     BCF L.L.C. Series 1996 - C2 Class C - Interest Only                      5,735           90,078
     BCF L.L.C. Series 1996 - C2 Class D - Interest Only                      6,691          100,773
     BCF L.L.C. Series 1996 - C2 Class E                                      9,079        9,242,393
     BCF L.L.C. Series 1996 - C2 Class F                                      2,390        1,872,724
     BCF L.L.C. Series 1996 - C2 Class G                                      6,690        2,612,287
     BCF L.L.C. Series 1997 - R2 Class B4                                     1,018          714,185
     BCF L.L.C. Series 1997 - R2 Class B5                                     1,003          556,821
     BCF L.L.C. Series 1997 - R2 Class B6                                     2,224          610,934
     BCF L.L.C. Series 1997 - C1 Class X1-Interest Only                      30,967          933,003
     BCF L.L.C. Series 1997 - C1 Class X2-Interest Only                      15,461          494,883
     BCF L.L.C. Series 1997 - C1 Class E-Interest Only                        5,012          182,769
     BCF L.L.C. Series 1997 - C1 Class F                                      1,566        1,411,986
     BCF L.L.C. Series 1997 - C1 Class G                                      5,952        2,703,530
                                                                                       -------------
Total Residential and Commercial Mortgage Pass-Through Certificates                       21,833,555
(cost $20,400,554)                                                                     -------------

L.L.C. Investments - 8.9%
     BCC Investors, L.L.C. (cost $21,726,811)                                             21,726,811
                                                                                       -------------

Partnership Investments - 83.0%
     BlackRock Capital Finance (cost $201,292,694)                                       201,801,370
                                                                                       -------------

Total Investments - (cost $243,420,059) - 100.9%                                         245,361,736
Liabilities in Excess of Other Assets - (0.5)%                                            (1,217,721)
Liquidation Value of Preferred Stock - (0.4)%                                             (1,020,000)
                                                                                       -------------

Net Assets Applicable to Common Shareholders - 100%                                    $ 243,124,015
                                                                                       =============

--------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BlackRock Asset Investors (In Liquidation)
Consolidated Statement of Assets and Liabilities
December 31, 1997

--------------------------------------------------------------------------------

Assets

Investments, at estimated fair value (cost $243,420,059)          $ 245,361,736
Cash including cash held in foreign banks of $44,094                     68,124
Interest rate caps, at value (cost $412,705) (Note 3)                     2,418
Unrealized gain on foreign currency contracts (Note 1)                  214,220
Deferred organization expenses and other assets (Note 1)                 86,627
                                                                  -------------

     Total assets                                                   245,733,125
                                                                  -------------

Liabilities

Investment advisory fee payable (Note 2)                              1,050,502
Notes payable (Note 5)                                                  192,500
Taxes Payable                                                           100,000
Administration fee payable                                               22,271
Other accrued expenses                                                  223,837
                                                                  -------------

     Total liabilities                                                1,589,110
                                                                  -------------

Net Investment Assets                                             $ 244,144,015
                                                                  =============

Net assets were comprised of:
     Common shares of beneficial interest, at par (Note 6)        $       7,220
     Paid in capital in excess of par                               255,055,202
     Preferred stock, at par (Note 6)                                 1,020,000
                                                                  -------------
                                                                    256,082,422
     Accumulated net realized loss on investments,
       forward currency contracts and foreign currency              (13,679,737)
     Net unrealized appreciation on investments, forward
       currency contracts, foreign currency and interest
       rate caps                                                      1,741,330
                                                                  -------------

     Total Net Investment Assets                                  $ 244,144,015
                                                                  =============

Net assets applicable to common shareholders                      $ 243,124,015
                                                                  =============
Net asset value per common share ($243,124,015 divided
     by 729,898 common shares issued and outstanding)             $      333.09
                                                                  =============

Total common shares outstanding at end of year                       729,898.17
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BlackRock Asset Investors (In Liquidation)
Consolidated Statement of Operations
For the Year Ended December 31, 1997

--------------------------------------------------------------------------------

Net Investment Income

Income
     Net investment income earned from BCF                        $  85,454,162
     Interest (net of interest expense of $144,021)                  15,019,898
     Other income (Note 3)                                           57,669,690
                                                                  -------------
Total income                                                        158,143,750
                                                                  -------------
Expenses
     Investment advisory                                              2,101,000
     Amortization of facility fee                                       175,205
     Audit                                                              127,500
     Directors                                                           63,000
     Administration                                                      58,000
     Legal                                                               50,000
     Custodian                                                           46,000
     Amortization of deferred organization expenses                      37,500
     Amortization of prepaid insurance                                   22,306
     Transfer agent                                                       5,000
     Miscellaneous                                                       21,716
                                                                  -------------
     Total operating expenses                                         2,707,227
                                                                  -------------
     Net investment income before taxes                             155,436,523
     Income tax provision (Note 1)                                     (100,000)
                                                                  -------------
     Net investment income                                          155,336,523
                                                                  -------------
Realized and Unrealized Gain (Loss) on Investments,
     Forward Currency Contracts, Foreign Currency
     Transactions and Interest Rate Caps (Note 3)

Net realized loss on:
      Foreign Currency and Forward Currency Contracts                (3,297,653)
      BCF investments                                                (5,143,552)
                                                                  -------------
      Net realized loss                                              (8,441,205)
                                                                  -------------
Net change in unrealized appreciation (depreciation) on:
      Foreign Currency and Forward Currency Contracts                 8,226,882
      BCF investments                                                  (178,916)
      Other investments                                              (4,568,773)
      Interest rate caps                                               (410,287)
                                                                  -------------
      Net change in unrealized appreciation                           3,068,906
                                                                  -------------
      Net realized and unrealized loss                               (5,372,299)
                                                                  -------------
Net Increase In Net Investment Assets
     Resulting from Operations                                    $ 149,964,224
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BlackRock Asset Investors (In Liquidation)
Consolidated Statement of Cash Flows
For the Year Ended December 31, 1997

--------------------------------------------------------------------------------

Increase (Decrease) in Cash

Cash flows provided by operating activities:
      Net investment income                                       $  74,555,836
      BCF net income                                                 85,454,162
      Expenses paid                                                  (4,003,520)
      Reimbursement received for expenses paid
         on behalf of affiliates                                        137,269
      Reimbursement made for expenses paid by affiliates               (260,682)
      Net loss from forward currency contracts and
         foreign currency transactions                               (3,297,653)
      Net unrealized gain from foreign currency transactions            214,220
                                                                  -------------
      Net cash flows provided by operating activities               152,799,632
                                                                  -------------
Cash flows provided by investing activities:
      Sales of repurchase agreements, net                               350,000
      Net sale of investments                                       141,631,641
                                                                  -------------
      Net cash flows provided by investing activities               141,981,641
                                                                  -------------
Cash flows used for financing activities:
      Payment of distributions                                     (449,076,254)
      Repayment of line of credit                                   (29,000,000)
      Share subscriptions                                           183,000,000
                                                                  -------------
      Net cash flows used for financing activities                 (295,076,254)
                                                                  -------------
Net decrease in cash                                                   (294,981)

Cash and foreign currency, beginning of year                            363,105
                                                                  -------------
Cash and foreign currency, end of year                            $      68,124
                                                                  =============
Reconciliation of Net Increase in Net
      Assets Resulting from Operations
      to Net Cash Flows Provided By
      Operating Activities

Net increase in net assets resulting from operations              $ 149,964,224
                                                                  -------------

Increase in unrealized appreciation                                  (3,068,906)
Net realized loss on BCF investments                                  5,143,552
Decrease in accrued expenses and other liabilities                   (1,457,067)
Decrease in due from affiliates                                         137,269
Decrease in interest receivable                                       1,866,248
Decrease in other assets                                                214,312
                                                                  -------------
      Total adjustments                                               2,835,408
                                                                  -------------
Net cash flows provided by operating activities                   $ 152,799,632
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BlackRock Asset Investors (In Liquidation)
Consolidated Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             For the Year Ended  For the Year Ended
                                                             December 31, 1997   December 31, 1996
                                                             -----------------   -----------------
Increase (Decrease) in Net Assets

Operations:

     Net investment income                                     $ 155,336,523       $  68,476,743

     Net realized gain (loss)                                     (8,441,205)          4,497,857

     Net change in unrealized appreciation (depreciation)          3,068,906            (827,313)
                                                               -------------       -------------
     Net increase in net assets resulting
        from operations                                          149,964,224          72,147,287
                                                               -------------       -------------

Dividends and distributions:

To common shareholders from:
     Net investment income                                      (156,186,380)        (63,077,204)
     Return of capital                                          (292,813,620)        (42,277,782)
     Net realized gains                                                               (2,219,482)
     In excess of net realized gains                                    --            (5,238,532)

To preferred shareholders from:
     Net investment income                                           (76,254)               --
                                                               -------------       -------------
Total dividends & distributions to
      common and preferred shareholders                         (449,076,254)       (112,813,000)
                                                               -------------       -------------

Fund share transactions:

     Proceeds from common shares issued                          183,000,000         298,911,137
     Proceeds from preferred shares issued                              --             1,020,000
                                                               -------------       -------------

     Total fund share transactions                               183,000,000         299,931,137
                                                               -------------       -------------

     Net increase (decrease)                                    (116,112,030)        259,265,424

Net Investment Assets

Beginning of year                                                360,256,045         100,990,621
                                                               -------------       -------------

End of year                                                    $ 244,144,015       $ 360,256,045
                                                               =============       =============

--------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BlackRock Asset Investors (In Liquidation)
Consolidated Statements of Financial Highlights
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
                                                                                                   March 29, 1995*
                                                          For the Year Ended  For the Year Ended     through
                                                          December 31, 1997   December 31, 1996   December 31, 1995
                                                          -----------------   -----------------   -----------------
PER SHARE OPERATING
     PERFORMANCE:

Net asset value per common share,
     Beginning of period                                       $ 741.42           $ 765.99           $1,000.00
                                                               --------           --------           ---------
     Net investment income (loss) (a)                            224.83             262.06             (150.13)**
     Net realized and unrealized gain (loss) (a)                 (17.90)             14.05              (83.88)**
                                                               --------           --------           ---------
Net increase (decrease) from investment operations               206.93             276.11             (234.01)
                                                               --------           --------           ---------

Less dividends & distributions:
     To common shareholders from:
     Net investment income                                      (213.98)           (168.12)               --
     Net realized gains                                            --                (5.92)               --
     In excess of net realized gain                                --               (13.96)               --
     Return of capital                                          (401.18)           (112.68)               --
     To preferred shareholders from net investment income         (0.10)              --                  --
                                                               --------           --------           ---------
                                                                (615.26)           (300.68)               --
                                                               --------           --------           ---------
Net asset value per common share, end of period                $ 333.09           $ 741.42           $  765.99
                                                               ========           ========           =========

TOTAL INVESTMENT RETURN                                           27.91%             50.00%             (23.40)%

RATIOS TO AVERAGE NET ASSETS
     OF COMMON SHAREHOLDERS:
Operating expenses (c)                                             0.54%              1.15%              10.78%(b)**
Net investment income (loss) (c)                                  31.04%             33.17%             (13.15)%(b)**

SUPPLEMENTAL DATA:
Average net assets of
          common shareholders (in thousands)                   $500,489           $206,466           $  47,282
Portfolio turnover                                                   71%              --                    27%
Net assets of common shareholders,
          end of period (in thousands)                         $243,124           $359,236           $ 100,991
Asset coverage per share of preferred stock,
          end of period (in thousands)                         $    119           $    176                --

--------------------------------------------------------------------------------

*     Commencement of investment operations.
**    Restated to conform to 1996 presentation.
(a)   Calculated based on average shares.
(b)   Annualized.
(c) The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 is 0.48% and 27.73%, respectively, for the year ended December 31, 1997. The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 is 0.90% and 12.22%, respectively, for the year ended December 31, 1996. The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 on an annualized basis is 0.90% and (1.11)%, respectively, for the year ended December 31, 1995.

      Contained above is the audited operating performance based on an average common share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the period indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Consolidated Financial Statements.

BlackRock Asset Investors (In Liquidation)
Notes to Consolidated Financial Statements
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Note 1. Organization and Accounting Policies

Background: BlackRock Asset Investors ("BAI" or the "Trust") is a non-diversified closed-end investment company organized as a Delaware business trust registered under the Investment Company Act of 1940. The Declaration of Trust permits the Trustees to create a limited number of series (or "Funds"), each of which issues a separate class of shares. The Trustees have established BlackRock Fund Investors I, BlackRock Fund Investors II, and BlackRock Fund Investors III. The Trust will seek to achieve high total returns primarily from its investments in subordinated commercial mortgage-backed securities and other investment securities and from its investment in its wholly-owned affiliate, BlackRock Capital Finance L.P. ("BCF"), and other mortgage affiliates, which will engage primarily in the business of pooling and repackaging performing commercial mortgage loans as commercial mortgage-backed securities for distribution to the Trust and its strategic coinvestors (Note 3) and for sale in capital markets. In addition, BCF will work out distressed commercial and residential mortgage loans. BCF is a Delaware limited partnership, with BAI as the 99% General Partner, and Asset Investors Inc. ("AII") as the 1% Limited Partner as of December 31, 1996. On January 1, 1997 BAI purchased 80% of AII's BCF ownership. As of December 31, 1997, BAI owns a 99.8% general partnership interest in BCF and AII owns a 0.2% limited partnership interest in BCF. BAI consolidates AII under generally accepted accounting principals as it owns 100% of AII outstanding shares.

      The Trust and BCF invest in debt securities and the ability of issuers of such debt securities held by the Trust and BCF to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

Plan of Liquidation: On September 18, 1997 the Board of Trustees of BAI ("Trustees") approved a plan of liquidation ("Plan") and a technical amendment to the terms of BAI's Preferred Shares to facilitate the Plan which was adopted by the Shareholders on October 6, 1997 (Adoption Date). The Plan term runs two years from the Adoption Date. The Plan requires the Trustees to oversee the complete and orderly liquidation of BAI and wind-up the Trust. Any remaining assets and liabilities may be deposited in a voting trust at any time before the end of the Plan term. The liquidation of BAI in accordance with the Plan, will result in distributions paid subsequent to the adoption date being characterized for tax purposes first as a return of capital until a shareholder's basis is reduced to zero, and then as capital gain. The character of distributions paid prior to the adoption date are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Investment Valuation: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades, unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors.

      The Trust's investment in BCF is valued based on the equity of such entity which entity reports on a fair value basis (see Note 3). BCF generally invests in mortgage loans acquired as distressed or nonperforming loans which are valued at current cost from the date of acquisition to the date on which a significant event occurs, such as revaluation of the collateral, resolution of legal impediments, bankruptcy of the borrower or restructuring of the loan. When a significant event affecting valuation occurs, the mortgage loan shall be revalued on the basis of such event and, if possible, shall thereafter, be valued on an analytical basis rather than at cost basis.

      Any securities or other assets, held by the Trust, for which current market quotations are not readily available are valued at fair value as determined in good faith under the Valuation Policy and Guidelines established by and under the general supervision and responsibility of the Trust's Valuation Committee.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. As writer of an option, the Trust may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Option selling and purchasing is used by the Trust to effectively hedge positions. In general, the Trust uses options to hedge a long or short position or an overall portfolio. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at any time or at a specified time during the option period. A put option gives the holder the right to sell, and obligates the writer to buy, the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a long position or a portfolio against price declines. In the same sense, call options can be purchased to hedge short positions or a portfolio against price declines. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Financial Futures Contracts: A financial futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities the Trust intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates, or for risk management, or other portfolio management purposes. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market.

Forward Currency Contracts: The Trust enters into forward currency contracts primarily to hedge foreign currency risk. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparts to meet the terms of their contract.

      Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust. Forward currency contracts are not meant to be used to eliminate all of the exposure to foreign currency, rather they allow the Trust to limit its exposure to foreign currency.

      Details of open forward currency sell contracts at December 31, 1997 are as follows:

                                   Value at          Value at
Settlement       Contract         Settlement       December 31,      Unrealized
   Date        to sell (000)         Date              1997         Appreciation
----------     -------------     ------------      ------------     ------------
 01/06/98      CAD$    2,814     $  2,062,747      $  1,969,566      $  93,181
 02/17/98      FRF    51,300        8,668,762         8,547,723        121,039
                                 ------------      ------------     ------------
                                 $ 10,731,509      $ 10,517,289       $ 214,220
                                 ============      ============     ============

Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

            (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

            (II) purchases and sales of Investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions

      The Trust isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

      The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Interest Rate Caps: The purchase of an interest rate cap entitles the purchaser, to the extend that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate caps are intended to manage the Trust's exposure to changes in short term interest rates. The effect on income involves protection from rising short interest rates, which the Trust experiences primarily in the form of leverage. The Trust is exposed to credit loss in the event of non-performance by the counterparty. The Trust does not anticipate non-performance by any counterparty.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method. Net investment income and loss and net realized gain and loss realized by BCF are recorded on a flow through basis by the Trust.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required for the Trust. A provision for estimated income taxes of $100,000 has been accrued for AII.

Investment Advisory, Administration and Other Expenses: Investment advisory, administration and other expenses are recorded on the accrual basis. Performance fees, if any, are determined and recorded annually.

Deferred Organization Expenses: A total of $187,500 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Trust commenced investment operations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

      The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Advisor") which provides that during the Commitment Period the Trust will pay to the Advisor for its services a semi-annual fee, in arrears, in an amount equal to .75% of the aggregate Capital Commitments, on an annualized basis. Subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Advisor is reduced to .50% of the weighted average capital invested during the relevant period on an annualized basis. In addition to its management fee, the Trust will pay to the Advisor as of the first anniversary of the commencement of the Trust's operations, as of each December 31 thereafter and as of the Trust's termination date a performance fee payable only if certain criteria, as described in the Trust's Investment Advisory Agreement, are met.

      On December 6, 1996, the Board of Directors approved an amendment (approved retroactive to January 1, 1996) to the Investment Advisory Agreement which provided that during the Commitment Period the Trust will pay to the Advisor for its services a semi-annual fee, in arrears, in an amount equal to
 .375% of the aggregate Capital Commitments on an annualized basis and that subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Advisor is reduced to .25% of the weighted average capital invested during the relevant period on an annualized basis and the performance fee will be allocated between BCF and the Trust as determined by the Trust. On December 6, 1996 BAI approved an Investment Advisory Agreement with the Advisor which provides that during the Commitment Period BCF will pay to the Advisor for its services a semi-annual fee, in arrears, in an amount equal to .375% of the aggregate Capital Commitments, an annualized basis and that subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Advisor is reduced to .25% of the weighted average capital invested during the relevant period on an annualized basis and the performance fee will be allocated between BCF and BAI as determined by BAI. For the year ended December 31, 1997, BAI allocated 100% of the performance fee of $4,486,340 to BCF.

      The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street") which provides that State Street will receive an annual fee equal to .06% of Trust's average net asset value up to $225 million, .04% of the next $225 million and .02% thereafter, subject to certain minimum requirements.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Advisor. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

      Certain trustees of the Trust and the Funds, who are not interested parties, are paid a fee, which is split ratably between BAI and the Funds, for their services in the amount of $40,000 each on an annual basis plus telephonic meeting fees not to exceed $500 annually and certain out-of-pocket expenses.

Note 3. Investments

      Purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended December 31, 1997 aggregated $348,644,888 and $490,276,529, respectively. The federal income tax basis of the investments at December 31, 1997 was substantially the same as the basis for financial reporting.

      The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law. At December 31, 1997, the Trust's direct and indirect investment in BCF of $201,801,370 is illiquid.

      BCF's summary financial information as of December 31, 1997 and for the year then ended is as follows:

            ASSETS:
            Performing and distressed real estate
                 and related assets                    $ 177,053,762
            Cash, deposits and other real estate
                 related assets                           57,015,149
            Other assets                                   1,786,399
                 Total assets                            235,855,310
            LIABILITIES:
            Accounts payable and accrued expenses         34,053,940

            PARTNERS' CAPITAL                          $ 201,801,370
                                                       =============

            REVENUE:
            Investment income                          $  99,853,665
            EXPENSES:
            Expenses                                      14,399,503

            NET INVESTMENT INCOME                         85,454,162

            NET REALIZED LOSS                             (5,143,552)
            NET CHANGE IN UNREALIZED LOSS                   (178,916)
            NET INCREASE IN NET ASSETS
            FROM OPERATIONS                            $  80,131,694
                                                       =============

During the year ended December 31, 1997, the Trust entered into interest rate cap agreements. Details of open agreements at December 31, 1997 are as follows:

                                                                            Value at
Notional                            Maturity     Interest      Value at    December 31,  Unrealized
Amount            Description         Date         Rate       Trade Date      1997      Depreciation
------------      ------------      --------      ------       --------      ------      ---------
 175,000,000      3M Libor Cap      06/17/98        7.00%      $140,890      $   18      $(140,872)
 100,000,000      3M Libor Cap      12/23/98        7.00%       271,815       2,400       (269,415)
                                                               --------      ------      ---------
                                                               $412,705      $2,418      $(410,287)
                                                               ========      ======      =========

      On November 1, 1996 and November 5, 1996, the Trust purchased Subordinated Debt and Warrants of Annington Finance and Annington Homes ("AHL") for $107,354,520 and $2,631,447, respectively. The warrants represent 16.07% of the total Warrants issued by AHL. Each Warrant is convertible into one share of common stock. On December 23, 1997 the Subordinated Debt was prepaid by Annington Finance at par. In addition the Trust earned structuring and related fees for assisting Annington Finance in the refinancing of the subordinated debt and providing management services to AHL to the Annington investment approximating $25.5 million which are included in other income. On December 29, 1997 the Trust received approximately $34,778,642 on the Warrants resulting in income of approximately $32 million. The payment increased the subscription price on the Warrants from a nominal amount to approximately $6,350. At December 31, 1997, the Trust's Valuation Committee, in accordance with the Trust's Valuation Policy and Guidelines regarding investments for which market quotations are not readily available, have valued the Warrants at $0.

Note 4. Line of Credit

      The Trust had available an unsecured line of credit agreement with NationsBank N.A. under which funds may be borrowed at either the prime rate or the one-month Eurodollar rate plus 1 3/8%. The average daily loan balance was $1,668,493, at a weighted average interest rate of 5.32%. The maximum loan outstanding during the year ended December 31, 1997 was $29,000,000. There was no balance outstanding at December 31, 1997.

Note 5. Notes

      The Trust has issued notes in the aggregate principal amount of $202,500 to the Funds. The Notes pay interest at a per annum rate of 2.50% over the yield of the one-year constant maturity Treasury, redeemable annually by the holder and due on dissolution of the Trust.

      During the year ended December 31, 1996, $10,000 principal was redeemed, leaving an aggregate principal amount of $192,500.

Note 6. Capital

      As of December 31, 1997, the total capital commitments from the Funds was $560,267,692 of which a net amount of $255,323,488 had been called and received.

      There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On December 26, 1996, the Trust reclassified and issued 2,040 shares of preferred stock. The preferred stock has a liquidation value of $500 per share plus any accumulated but unpaid dividends. Dividends are cumulative and are paid annually at a rate which is equal to the treasury bill rate as of the preceding December 1 plus 3.5%.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, at any time, for $500 per share plus any accumulated or unpaid dividends whether or not declared. The holders of Preferred Stock have voting rights equal to the holder of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.

BlackRock Asset Investors (In Liquidation)
Additional Tax Information
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1997.

      During the fiscal year ended December 31, 1997, the Trust paid distributions to common shareholders of $615.16 per share of which $31.51 is taxable as long-term capital gain at the 20% rate, and $583.65 is a non-taxable return of capital. The Trust paid a non-taxable return of capital distribution to preferred shareholders of $37.38.

      For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which were mailed to you in January 1998.

                   BLACKROCK ASSET INVESTORS (In Liquidation)
                         REPORT OF INDEPENDENT AUDITORS


The Shareholders and Board of Trustees of
BlackRock Asset Investors:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Asset Investors ("BAI") as of December 31, 1997 and the related consolidated statements of operations and cash flows for the year then ended and the consolidated statement of changes in net assets for the years ending December 31, 1997 and 1996 and the consolidated statements of financial highlights for the years ending December 31, 1997 and 1996 and for the period March 29, 1995 (commencement of operations) to December 31, 1995. These consolidated financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of BlackRock Asset Investors as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for the years ending December 31, 1997 and 1996 and its financial highlights for the years ended December 31, 1997 and 1996 and for the period March 29, 1995 (commencement of operations) to December 31, 1995 in conformity with generally accepted accounting principles.

As explained in Note 1, the Board of Trustees of BAI approved a plan of liquidation ("Plan") and a technical amendment to the terms of BAI's Preferred Shares to facilitate the Plan, on the Adoption Date, October 6, 1997.

As explained in Note 1, the consolidated financial statements include investments valued at $245,361,736 (100.5% of net assets), whose value of underlying investments have been estimated by the Board of Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Trustees in arriving at its estimate of value of such investments and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


New York, New York
February 23, 1998

Trustees

Laurence D. Fink, Chairman
Terry Blaney
John C. Deterding
Donald G. Drapkin
Wesley R. Edens
Charles Froland
James Grosfeld
Laurence E. Hirsch
Kendrick R. Wilson, III

Officers

Ralph L. Schlosstein, President
Wesley R. Edens, Chief Operating Officer
Robert I. Kauffman, Managing Director
Randal A. Nardone, Managing Director
Erik P. Nygaard, Managing Director
Henry Gabbay, Treasurer
Susan L. Wagner, Secretary
James Kong, Assistant Treasurer

Master Administrator

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022


This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of BAI shares.

BlackRock Asset Investors
Two Heritage Drive
North Quincy, MA  02171